                                                                 EXHIBIT (24)(a)

                                    KEYCORP
                                    -------

                               POWER OF ATTORNEY
                               -----------------

           The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on Form S-3 or such other form or forms as are applicable) to effect the shelf registration pursuant to Rule 415 of the Securities and Exchange Commission of debt, equity, capital securities and warrants to purchase such securities with an aggregate issue price of up to $1,261,500,000 to be issued and sold from time to time in one or more public or private offerings, hereby constitutes and appoints K. Brent Somers, James W. Wert, John A. Simonson, Thomas C. Stevens, John H. Mancuso and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

           IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of July 18, 1996.

                                               /s/ R. W. Gillespie
                                               -------------------

                                    KEYCORP
                                    -------

                               POWER OF ATTORNEY
                               -----------------

           The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on Form S-3 or such other form or forms as are applicable) to effect the shelf registration pursuant to Rule 415 of the Securities and Exchange Commission of debt, equity, capital securities and warrants to purchase such securities with an aggregate issue price of up to $1,261,500,000 to be issued and sold from time to time in one or more public or private offerings, hereby constitutes and appoints K. Brent Somers, James W. Wert, John A. Simonson, Thomas C. Stevens, John H. Mancuso and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

           IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of July 18, 1996.

                                               /s/ K. Brent Somers
                                               -------------------

                                    KEYCORP
                                    -------

                               POWER OF ATTORNEY
                               -----------------

           The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on Form S-3 or such other form or forms as are applicable) to effect the shelf registration pursuant to Rule 415 of the Securities and Exchange Commission of debt, equity, capital securities and warrants to purchase such securities with an aggregate issue price of up to $1,261,500,000 to be issued and sold from time to time in one or more public or private offerings, hereby constitutes and appoints K. Brent Somers, James W. Wert, John A. Simonson, Thomas C. Stevens, John H. Mancuso and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

           IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of July 18, 1996.

                                               /s/ Lee G. Irving
                                               -----------------

                                    KEYCORP
                                    -------

                               POWER OF ATTORNEY
                               -----------------

           The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on Form S-3 or such other form or forms as are applicable) to effect the shelf registration pursuant to Rule 415 of the Securities and Exchange Commission of debt, equity, capital securities and warrants to purchase such securities with an aggregate issue price of up to $1,261,500,000 to be issued and sold from time to time in one or more public or private offerings, hereby constitutes and appoints K. Brent Somers, James W. Wert, John A. Simonson, Thomas C. Stevens, John H. Mancuso and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

           IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of July 18, 1996.

                                               /s/ Cecil D. Andrus
                                               -------------------

                                    KEYCORP
                                    -------

                               POWER OF ATTORNEY
                               -----------------

           The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on Form S-3 or such other form or forms as are applicable) to effect the shelf registration pursuant to Rule 415 of the Securities and Exchange Commission of debt, equity, capital securities and warrants to purchase such securities with an aggregate issue price of up to $1,261,500,000 to be issued and sold from time to time in one or more public or private offerings, hereby constitutes and appoints K. Brent Somers, James W. Wert, John A. Simonson, Thomas C. Stevens, John H. Mancuso and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

           IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of July 18, 1996.

                                               /s/ William G. Bares
                                               --------------------

                                    KEYCORP
                                    -------

                               POWER OF ATTORNEY
                               -----------------

           The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on Form S-3 or such other form or forms as are applicable) to effect the shelf registration pursuant to Rule 415 of the Securities and Exchange Commission of debt, equity, capital securities and warrants to purchase such securities with an aggregate issue price of up to $1,261,500,000 to be issued and sold from time to time in one or more public or private offerings, hereby constitutes and appoints K. Brent Somers, James W. Wert, John A. Simonson, Thomas C. Stevens, John H. Mancuso and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

           IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of July 18, 1996.

                                               /s/ A. C. Bersticker
                                               --------------------

                                    KEYCORP
                                    -------

                               POWER OF ATTORNEY
                               -----------------

           The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on Form S-3 or such other form or forms as are applicable) to effect the shelf registration pursuant to Rule 415 of the Securities and Exchange Commission of debt, equity, capital securities and warrants to purchase such securities with an aggregate issue price of up to $1,261,500,000 to be issued and sold from time to time in one or more public or private offerings, hereby constitutes and appoints K. Brent Somers, James W. Wert, John A. Simonson, Thomas C. Stevens, John H. Mancuso and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

           IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of July 18, 1996.

                                               /s/ T. A. Commes
                                               ----------------

                                    KEYCORP
                                    -------

                               POWER OF ATTORNEY
                               -----------------

           The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on Form S-3 or such other form or forms as are applicable) to effect the shelf registration pursuant to Rule 415 of the Securities and Exchange Commission of debt, equity, capital securities and warrants to purchase such securities with an aggregate issue price of up to $1,261,500,000 to be issued and sold from time to time in one or more public or private offerings, hereby constitutes and appoints K. Brent Somers, James W. Wert, John A. Simonson, Thomas C. Stevens, John H. Mancuso and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

           IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of July 18, 1996.

                                               /s/ Kenneth M. Curtis
                                               ---------------------

                                    KEYCORP
                                    -------

                               POWER OF ATTORNEY
                               -----------------

           The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on Form S-3 or such other form or forms as are applicable) to effect the shelf registration pursuant to Rule 415 of the Securities and Exchange Commission of debt, equity, capital securities and warrants to purchase such securities with an aggregate issue price of up to $1,261,500,000 to be issued and sold from time to time in one or more public or private offerings, hereby constitutes and appoints K. Brent Somers, James W. Wert, John A. Simonson, Thomas C. Stevens, John H. Mancuso and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

           IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of July 18, 1996.

                                               /s/ John C. Dimmer
                                               ------------------

                                    KEYCORP
                                    -------

                               POWER OF ATTORNEY
                               -----------------

           The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on Form S-3 or such other form or forms as are applicable) to effect the shelf registration pursuant to Rule 415 of the Securities and Exchange Commission of debt, equity, capital securities and warrants to purchase such securities with an aggregate issue price of up to $1,261,500,000 to be issued and sold from time to time in one or more public or private offerings, hereby constitutes and appoints K. Brent Somers, James W. Wert, John A. Simonson, Thomas C. Stevens, John H. Mancuso and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

           IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of July 18, 1996.

                                               /s/ Stephen R. Hardis
                                               ---------------------

                                    KEYCORP
                                    -------

                               POWER OF ATTORNEY
                               -----------------

           The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on Form S-3 or such other form or forms as are applicable) to effect the shelf registration pursuant to Rule 415 of the Securities and Exchange Commission of debt, equity, capital securities and warrants to purchase such securities with an aggregate issue price of up to $1,261,500,000 to be issued and sold from time to time in one or more public or private offerings, hereby constitutes and appoints K. Brent Somers, James W. Wert, John A. Simonson, Thomas C. Stevens, John H. Mancuso and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

           IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of July 18, 1996.

                                               /s/ Henry S. Hemingway
                                               -----------------------

                                    KEYCORP
                                    -------

                               POWER OF ATTORNEY
                               -----------------

           The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on Form S-3 or such other form or forms as are applicable) to effect the shelf registration pursuant to Rule 415 of the Securities and Exchange Commission of debt, equity, capital securities and warrants to purchase such securities with an aggregate issue price of up to $1,261,500,000 to be issued and sold from time to time in one or more public or private offerings, hereby constitutes and appoints K. Brent Somers, James W. Wert, John A. Simonson, Thomas C. Stevens, John H. Mancuso and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

           IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of July 18, 1996.

                                               /s/ Charles R. Hogan
                                               --------------------

                                    KEYCORP
                                    -------

                               POWER OF ATTORNEY
                               -----------------

           The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on Form S-3 or such other form or forms as are applicable) to effect the shelf registration pursuant to Rule 415 of the Securities and Exchange Commission of debt, equity, capital securities and warrants to purchase such securities with an aggregate issue price of up to $1,261,500,000 to be issued and sold from time to time in one or more public or private offerings, hereby constitutes and appoints K. Brent Somers, James W. Wert, John A. Simonson, Thomas C. Stevens, John H. Mancuso and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

           IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of July 18, 1996.

                                               /s/ Douglas J. McGregor
                                               -----------------------

                                    KEYCORP
                                    -------

                               POWER OF ATTORNEY
                               -----------------

           The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on Form S-3 or such other form or forms as are applicable) to effect the shelf registration pursuant to Rule 415 of the Securities and Exchange Commission of debt, equity, capital securities and warrants to purchase such securities with an aggregate issue price of up to $1,261,500,000 to be issued and sold from time to time in one or more public or private offerings, hereby constitutes and appoints K. Brent Somers, James W. Wert, John A. Simonson, Thomas C. Stevens, John H. Mancuso and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

           IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of July 18, 1996.

                                               /s/ Steven A. Minter
                                               --------------------

                                    KEYCORP
                                    -------

                               POWER OF ATTORNEY
                               -----------------

           The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on Form S-3 or such other form or forms as are applicable) to effect the shelf registration pursuant to Rule 415 of the Securities and Exchange Commission of debt, equity, capital securities and warrants to purchase such securities with an aggregate issue price of up to $1,261,500,000 to be issued and sold from time to time in one or more public or private offerings, hereby constitutes and appoints K. Brent Somers, James W. Wert, John A. Simonson, Thomas C. Stevens, John H. Mancuso and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

           IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of July 18, 1996.

                                               /s/ M. Thomas Moore
                                               -------------------

                                    KEYCORP
                                    -------

                               POWER OF ATTORNEY
                               -----------------

           The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on Form S-3 or such other form or forms as are applicable) to effect the shelf registration pursuant to Rule 415 of the Securities and Exchange Commission of debt, equity, capital securities and warrants to purchase such securities with an aggregate issue price of up to $1,261,500,000 to be issued and sold from time to time in one or more public or private offerings, hereby constitutes and appoints K. Brent Somers, James W. Wert, John A. Simonson, Thomas C. Stevens, John H. Mancuso and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

           IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of July 18, 1996.

                                               /s/ Victor J. Riley, Jr.
                                               ------------------------

                                    KEYCORP
                                    -------

                               POWER OF ATTORNEY
                               -----------------

           The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on Form S-3 or such other form or forms as are applicable) to effect the shelf registration pursuant to Rule 415 of the Securities and Exchange Commission of debt, equity, capital securities and warrants to purchase such securities with an aggregate issue price of up to $1,261,500,000 to be issued and sold from time to time in one or more public or private offerings, hereby constitutes and appoints K. Brent Somers, James W. Wert, John A. Simonson, Thomas C. Stevens, John H. Mancuso and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

           IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of July 18, 1996.

                                               /s/ Ronald B. Stafford
                                               ----------------------

                                    KEYCORP
                                    -------

                               POWER OF ATTORNEY
                               -----------------

           The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on Form S-3 or such other form or forms as are applicable) to effect the shelf registration pursuant to Rule 415 of the Securities and Exchange Commission of debt, equity, capital securities and warrants to purchase such securities with an aggregate issue price of up to $1,261,500,000 to be issued and sold from time to time in one or more public or private offerings, hereby constitutes and appoints K. Brent Somers, James W. Wert, John A. Simonson, Thomas C. Stevens, John H. Mancuso and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

           IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of July 18, 1996.

                                               /s/ Dennis W. Sullivan
                                               ----------------------

                                    KEYCORP
                                    -------

                               POWER OF ATTORNEY
                               -----------------

           The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on Form S-3 or such other form or forms as are applicable) to effect the shelf registration pursuant to Rule 415 of the Securities and Exchange Commission of debt, equity, capital securities and warrants to purchase such securities with an aggregate issue price of up to $1,261,500,000 to be issued and sold from time to time in one or more public or private offerings, hereby constitutes and appoints K. Brent Somers, James W. Wert, John A. Simonson, Thomas C. Stevens, John H. Mancuso and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

           IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of July 18, 1996.

                                               /s/ Peter G. Ten Eyck, II
                                               -------------------------

                                    KEYCORP
                                    -------

                               POWER OF ATTORNEY
                               -----------------

           The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on Form S-3 or such other form or forms as are applicable) to effect the shelf registration pursuant to Rule 415 of the Securities and Exchange Commission of debt, equity, capital securities and warrants to purchase such securities with an aggregate issue price of up to $1,261,500,000 to be issued and sold from time to time in one or more public or private offerings, hereby constitutes and appoints K. Brent Somers, James W. Wert, John A. Simonson, Thomas C. Stevens, John H. Mancuso and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

           IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of July 18, 1996.

                                               /s/ Nancy B. Veeder
                                               -------------------